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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 11, 2005

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                                   EXX INC
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           NEVADA                       1-5654                 88-0325271
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF ORGANIZATION)                                   IDENTIFICATION NUMBER)


     1350 EAST FLAMINGO ROAD, SUITE 300
              LAS VEGAS, NEVADA                                89119-5263
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 598-3223

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01         Other Events

                  (c)      Exhibits

                           99.1 Press Release, dated November 11, 2005

Item 9.01         Financial Statements and Exhibits

                  On November 11, 2005, EXX INC (the "Registrant") issued a press release announcing its consolidated sales and net income (loss) for the quarter and nine months ended September 30, 2005. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1.








                                 SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             EXX INC




Date: November 11, 2005                 By:  /s/ David A. Segal
                                             ----------------------------
                                             Chairman of the Board
                                             Chief Executive Officer
                                             Chief Financial Officer










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                                EXHIBIT INDEX



Exhibit No.       Description
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99.1              Press Release, dated November 11, 2005